SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2003

SKYWAY COMMUNICATIONS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Florida	000-320-33	65-0881662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6021 142nd Ave North, Clearwater, FL 33760
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code: (727) 535-8211

I-TELECO.COM, INC.
1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        The Corporation issued a press release concerning the authorization to use its existing air to ground frequency license.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a)        Financial statements of businesses acquired.

                 None

    (b)        Pro forma financial information.

                 None

    (c)        Exhibits:

                 Press Release

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2004	SKYWAY COMMUNICATIONS HOLDING CORP. (Registrant) By: /s/ James Kent James Kent, Chief Executive Officer